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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Student Advantage, Inc.'s previously filed Registration Statements File No. 333-53754, No. 333-65646, No. 333-75488, No.333-75478, No.333-58344, No.333-40586, No. 333-40728, No. 333-97867, No.
333-82295, No.333-81003, No. 333-81005, No. 333-81007, and No. 333-81075.


                                      /s/ Arthur Andersen LLP


Boston, Massachusetts
March 29, 2002